EX-99.906CERT
                                                            Exhibit 11(b)

                  CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      The Chief Executive Officer and the Chief Financial Officer of Advance Capital I, Inc. (the "Registrant"), each certify to the best of his knowledge that:
1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of
Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and
2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.
Chief Executive Officer:                 Chief Financial Officer:


/S/ JOHN C. SHOEMAKER                    /S/ ROBERT J. CAPPELLI
---------------------                    ----------------------
John C. Shoemaker	                       Robert J. Cappelli

Date: August 30, 2004                   Date: August 18, 2004
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